INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The components of income (loss) from continuing operations before income taxes are as follows (in millions):

	Year Ended December 31,
	2016	2015	2014
United States	$(29.9)	$212.2	$304.3
Foreign	(240.8)	(16.5)	(25.7)
Income (loss) from continuing operations before income taxes	$(270.7)	$195.7	$278.6

Income (loss) before income taxes including Income (loss) from discontinued operations and Gain (loss) from disposition of discontinued operations attributable to the Company was $(242.0) million, $231.1 million and $365.0 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The major components of the Company’s provision for (benefit from) income taxes on continuing operations before income taxes are summarized below (in millions):

	Year Ended December 31,
	2016	2015	2014
Current:
Federal	$31.5	$49.2	$1.6
State	6.2	3.1	7.6
Foreign	38.2	15.6	30.6
Current income tax provision (benefit)	75.9	67.9	39.8
Deferred:
Federal	(27.0)	(3.7)	9.9
State	(1.4)	—	(0.7)
Foreign	(124.9)	3.3	(22.4)
Deferred income tax (benefit) provision	(153.3)	(0.4)	(13.2)
Total provision for (benefit from) income taxes	$(77.4)	$67.5	$26.6

The elimination of tax from intercompany transactions is included in current tax expense. Including discontinued operations and disposition of discontinued operations, the total (benefit from) provision for income taxes was $(66.5) million, $82.1 million and $45.5 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Deferred tax assets and liabilities result from differences in the bases of assets and liabilities for tax and financial reporting purposes.  The tax effects of the basis differences and loss carry forwards as of December 31, 2016 and 2015 for continuing operations are summarized below for major balance sheet captions (in millions):

	2016	2015
Property, plant and equipment	$(16.8)	$(36.4)
Intangibles	(7.3)	(27.6)
Inventories	18.1	21.5
Accrued warranties and product liability	15.1	13.6
Loss carry forwards	214.3	215.8
Retirement plans	32.5	32.2
Accrued compensation and benefits	40.1	38.4
Investments	2.3	1.0
Currency translation adjustments	(0.6)	(0.3)
Credit carry forwards	11.9	1.7
Other	20.8	31.3
Deferred tax assets valuation allowance	(148.6)	(215.1)
Net deferred tax assets (liabilities)	$181.8	$76.1

Deferred tax assets for continuing operations total $331.3 million before valuation allowances of $148.6 million, partially offset by deferred tax liabilities for continuing operations of $0.9 million at December 31, 2016.  There were $19.7 million total deferred tax assets, partially offset by total deferred tax liabilities of $3.7 million for discontinued operations at December 31, 2016, and $2.9 million total deferred tax assets, partially offset by total deferred tax liabilities of $17.1 million for discontinued operations at December 31, 2015.

The Company evaluates the net realizable value of its deferred tax assets each reporting period. The Company must consider all objective evidence, both positive and negative, in evaluating the future realization of its deferred tax assets, including tax loss carry forwards. Historical information is supplemented by currently available information about future tax years. Realization of deferred tax assets requires sufficient taxable income of the appropriate character. To the extent estimates of future taxable income decrease or do not materialize, additional valuation allowances may be required. The Company records a valuation allowance for each deferred tax asset for which realization is not assessed as more likely than not. The valuation allowance for deferred tax assets as of December 31, 2016 and 2015 was $148.6 million and $215.1 million, respectively.  The net change in the total valuation allowance for the years ended December 31, 2016 and 2015 was a decrease of $66.5 million and a decrease of $28.9 million, respectively.

During the second quarter of 2016, the Company released the valuation allowances for its German and Italian subsidiaries due to its change in judgment regarding the realization of the deferred tax assets in Germany and Italy. The change in judgment was due to the Disposition, recent earnings history, and expected future income supporting the more likely than not assessment that the deferred tax assets will be realized. As of December 31, 2015, the Company determined that it was appropriate to retain its valuation allowance on deferred tax assets of its Italian subsidiaries, although it was reasonably possible that, in the near term, continuing improvement in operating performance and other positive evidence could change the Company’s assessment of the realizability of the Italian deferred tax assets resulting in the reversal of all, or part of, the related valuation allowance.

The Company’s Provision for (benefit from) income taxes is different from the amount that would be provided by applying the statutory federal income tax rate to the Company’s Income (loss) from continuing operations before income taxes.  The reasons for the difference are summarized as follows (in millions):

	Year Ended December 31,
	2016	2015	2014
Tax at statutory federal income tax rate	$(94.7)	$68.5	$97.5
State taxes (net of Federal benefit)	3.1	2.0	4.5
Change in valuation allowance	(47.7)	(22.3)	39.5
Foreign tax differential on income/losses of foreign subsidiaries	(37.5)	12.2	(27.0)
U.S. tax on multi-national operations	41.9	3.7	5.6
Change in foreign statutory rates	1.9	7.7	2.5
U.S. manufacturing and export incentives	(2.0)	(4.3)	(6.2)
Tax effect of dispositions	2.1	—	(86.8)
Impairment loss on goodwill and intangible assets	52.4	—	—
Other	3.1	—	(3.0)
Total provision for (benefit from) income taxes	$(77.4)	$67.5	$26.6

For the year ended December 31, 2016, the effective tax rate was reduced due to tax expense associated with the Disposition, which changed expectations concerning the indefinite reinvestment of foreign earnings. The effective tax rate on gain (loss) on disposition of discontinued operations in 2014 differs from the statutory rate primarily due to the majority of gains from the sale of the truck business not being subject to tax.

The Company received tax incentives in certain jurisdictions, some of which are expected to extend through 2020. The Company received no tax benefits in continuing operations ($0.8 million of tax benefits in discontinued operations) for the year ended December 31, 2016, received $7.0 million and $0.8 million of tax benefits in continuing operations ($1.2 million and $0.1 million of tax benefits in discontinued operations) for the years ended December 31, 2015 and 2014, respectively.

Except for a limited number of immaterial subsidiaries and joint ventures accounted for under the equity method, the Company does not provide for foreign income and withholding, U.S. Federal, or state income taxes or tax benefits on the financial reporting basis over the tax basis of its investments in foreign subsidiaries because such amounts are indefinitely reinvested to support operations and continued growth plans outside the U.S. As a result of the Disposition, the Company repatriated approximately $1 billion of foreign earnings that were previously intended to be permanently reinvested. At December 31, 2016, the Company’s remaining unremitted earnings of its foreign subsidiary ownership chains that have positive retained earnings was approximately $251 million.  The Company reviews its plan to indefinitely reinvest on a quarterly basis.  In making its decision to indefinitely reinvest, the Company evaluates its plans of reinvestment, its ability to control repatriation and to mobilize funds without triggering basis differences, and the profitability of U.S. operations and their cash requirements and the need, if any, to repatriate funds.  If the assessment of the Company with respect to earnings of foreign subsidiaries changes, deferred U.S. income taxes, foreign income taxes, and foreign withholding taxes may have to be accrued.  At this time, determination of the unrecognized deferred tax liabilities for temporary differences related to the investment in foreign subsidiaries is not practicable.

At December 31, 2016, the Company has various state net operating loss carry forwards available to reduce future state taxable income and income taxes.  These net operating loss carry forwards expire at various dates through 2036. In addition, the gross amount of the U.S. federal capital loss carryforward is $72.4 million which expires in 2019.

At December 31, 2016, the Company has approximately $529 million of loss carry forwards, consisting of $150 million in Germany, $130 million in Italy, $66 million in the United Kingdom, $47 million in China, $48 million in Switzerland, and $88 million in other countries, which are available to offset future taxable income.  The majority of these tax loss carry forwards are available without expiration. In addition, the gross amount of the Australian capital loss carryforward is $27 million, and it has an unlimited carryforward period.

The Company had total net income tax payments including discontinued operations of $52.8 million, $67.6 million and $124.1 million in 2016, 2015 and 2014, respectively.  At December 31, 2016 and 2015, Other current assets included net income tax receivable amounts of $22.6 million and $42.7 million respectively.

The Company and its subsidiaries conduct business globally and file income tax returns in U.S. federal, state and foreign jurisdictions, as required. From a tax perspective, major jurisdictions where the Company is often subject to examination by tax authorities include Germany, Italy, the United Kingdom and the U.S. Currently, various entities of the Company are under audit in Germany, Italy, the U.S. and elsewhere. With few exceptions, including certain subsidiaries in Germany that are under audit, the statute of limitations for the Company and most of its subsidiaries has expired for tax years prior to 2011. The Company assesses uncertain tax positions for recognition, measurement and effective settlement. Where the Company has determined that its tax return filing position does not satisfy the more likely than not recognition threshold of ASC 740, “Income Taxes,” it has recorded no tax benefits. Where the Company has determined that its tax return filing positions are more likely than not to be sustained, the Company has measured and recorded the largest amount of tax benefit greater than 50% likely to be realized. The Company recognizes accrued interest and penalties, if any, related to income taxes as (Provision for) benefit from income taxes in its Consolidated Statement of Income (Loss).

The following table summarizes the activity related to the Company’s total (including discontinued operations) unrecognized tax benefits (in millions). Amounts in 2014 have been adjusted to eliminate the impact of offsets, which are immaterial:

Balance as of January 1, 2014	$88.4
Additions for current year tax positions	1.9
Additions for prior year tax positions	1.2
Reductions for prior year tax positions	(10.9)
Reductions for current year tax positions	—
Reductions for expiration of statute of limitations	(2.4)
Settlements	(0.1)
Acquired balances	—
Balance as of December 31, 2014	78.1
Additions for current year tax positions	—
Additions for prior year tax positions	1.7
Reductions for prior year tax positions	(9.3)
Reductions for current year tax positions	—
Reductions for expiration of statute of limitations	(1.1)
Settlements	—
Acquired balances	—
Balance as of December 31, 2015	69.4
Additions for current year tax positions	—
Additions for prior year tax positions	6.3
Reductions for prior year tax positions	(3.1)
Reductions for current year tax positions	—
Reductions for expiration of statute of limitations	(5.0)
Settlements	(7.8)
Acquired balances	—
Balance as of December 31, 2016	$59.8

As a result of the Disposition, the Company expects that the ending balance of unrecognized tax benefits for the year ended December 31, 2016 will be reduced by approximately $29 million.

The Company evaluates each reporting period whether it is reasonably possible that material changes to its uncertain tax position liability could occur in the next 12 months.  Changes may occur as a result of uncertain tax positions being considered effectively settled, re-measured, paid, acquired or divested, as a result of a change in accounting rules, tax law or judicial decision, or due to expiration of the relevant statute of limitations. It is not possible to predict which uncertain tax positions, if any, may be challenged by tax authorities. The timing and impact of income tax audits and their resolution is highly uncertain. New facts, laws, pronouncements and judicial decisions can change assessments concerning technical merit and measurement. The amounts of or periods in which changes to reserves for uncertain tax positions will occur is rarely ascertainable.  Of the balances remaining after the Disposition, the Company believes it is reasonably possible the total amount of unrecognized tax benefits disclosed as of December 31, 2016 may decrease approximately $21 million (approximately $2 million related to discontinued operations) in the fiscal year ending December 31, 2017. Such possible decrease relates primarily to audit settlements, transfer pricing, deductibility issues and expiration of statutes of limitation.

As of December 31, 2016 and 2015, the Company had $59.8 million and $69.4 million, respectively, of unrecognized tax benefits.  Of the $59.8 million at December 31, 2016, $26.5 million, if recognized, would affect the effective tax rate.  As of December 31, 2016 and 2015, the liability for potential interest and penalties was $12.9 million and $13.9 million, respectively.  During the years ended December 31, 2016 and 2015, the Company recognized tax (benefit) expense of $(1.0) million and $1.0 million for interest and penalties, respectively.